SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 13, 2002

                               PFSB BANCORP, INC.
                               ------------------
             (Exact name of Registrant as specified in its Charter)

    Missouri                       0-25355                      31-1627743
-----------------                  -------                      ----------
 (State or other                 (Commission                  (IRS Employer
 jurisdiction of                 File Number)               Identification No.)
 incorporation)



123 West Lafayette Street, Palmyra, Missouri                            63461
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (573) 769-2134
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ITEM 5.  OTHER EVENTS.
         ------------

         On November 13, 2002, PFSB Bancorp, Inc. issued a press release announcing that at a special meeting of stockholders, the Company's stockholders approved the pending merger with First Federal Bancshares, Inc., Colchester, Illinois.

         A press release is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

         Exhibit 99.1  Press Release dated November 13, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      PFSB BANCORP, INC.




Date: November 14, 2002               By: /s/ Eldon R. Mette
                                          ------------------------------------
                                          Eldon R. Mette
                                          President and Chief Executive Officer